UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

Hasbro, Inc.
(Exact name of registrant as specified in its charter)
Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02862
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

On December 6, 2012, Hasbro, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.36 per common share.  The dividend will be payable on December 28, 2012 to shareholders of record at the close of business on December 17, 2012. The Board decided to accelerate the payment of the Company's regular quarterly dividend, which is normally paid in mid-February, and this accelerated dividend is being paid in lieu of the February 2013 dividend.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(d)  Exhibits

99.1	Hasbro, Inc. Press Release, dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Senior Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: December 6, 2012

EXHIBIT INDEX
Exhibit No.	Description
99.1	Hasbro, Inc. Press Release, December 6, 2012.